Calvert Social Investment Fund
       Supplement to January 31, 1997, as Revised March 12, 1997
                  Statement of Additional Information

                 Date of Supplement: November 14, 1997

Insert the following at the end of the section on Calculation of Yield and Total Return on page 11 of the Statement of Additional
Information:

        The Fund may advertise the internal rate of return
        (IRR) on direct company holdings in its special equities program. This is a non-standardized performance calculation. See explanation under "Advertising". These direct company holdings represent only a very small portion of a Portfolio's assets, and the IRR on this part of the special equities program should not be confused with the yield and total return of the Fund's Portfolios.

Insert the following at the end of the section on Advertising on page 12 of the Statement of Additional Information:

        The Fund may advertise the internal rate of return
        (IRR) on direct company holdings in its special equities program. This is a non-standardized performance calculation. The IRR includes direct investments in companies only (no funds, partnerships, or financial institutions). It is based on annual cash flows beginning with the first direct investment on December 18, 1992 to the date shown in the advertisement. Cash outflows include all disbursements to companies, including follow-ons. The IRR assumes full exercise of warrant positions in the year of calculation if not previously exercised. Cash inflows includes all receipts from acquisitions and earnouts. It also assumes positions are fully liquidated in the year of calculation. Public company holdings are liquidated at market price, including warrants; others are liquidated at carrying value whether marked up, down, or at cost. All but a small portion of these returns are unrealized. These direct company holdings represent only a very small portion of a Portfolio's assets, and the IRR on this part of the special equities program should not be confused with the yield and total return of the Fund's Portfolios. The IRR on direct company holdings in the special equities program of the Fund's Managed Growth Portfolio was 16% from December 18, 1992 through September 30, 1997. Past performance is no guarantee of future results.